EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF ODYSSEY HEALTHCARE, INC. PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     The undersigned officers of Odyssey HealthCare, Inc. (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), that:
1.	the Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	the information contained in the Report fairly presents, in all material respects, the Company’s financial condition and results of operations.

/s/ Robert A. Lefton Robert A. Lefton	/s/ R. Dirk Allison R. Dirk Allison
President and Chief Executive Officer	Chief Financial Officer

Dated: August 8, 2007